Exhibit 99.1

Rapport Therapeutics Reports Third Quarter 2026 Financials and Provides Business Update

Positive topline results from Phase 2 trial of RAP-219 in bipolar mania; initiation of two Phase 3 trials in bipolar mania expected in 2H 2027

Data from the Phase 2 FOS open-label long-term safety trial expected in 4Q 2026; Phase 3 FOS trials enrolling patients

Well-capitalized with $815.4 million1 in cash and cash equivalents as of November 3, 2026, and runway through the end of 2029

BOSTON and SAN DIEGO, November 4, 2026 (GLOBE NEWSWIRE) -- Rapport Therapeutics, Inc. (Nasdaq: RAPP) (“Rapport” or the “Company”), a clinical-stage biotechnology company dedicated to the discovery and development of small molecule precision medicines for patients with neurological and psychiatric disorders, today reported financial results for the third quarter ended September 30, 2026, and provided a business update, including a summary of the recently announced positive topline results from its Phase 2 trial of RAP-219 in adults with acute bipolar mania and updates across the RAP-219 development program and pipeline.

“We continue to deliver on our priorities with strong execution across the portfolio,” said Abraham N. Ceesay, chief executive officer of Rapport. “Our positive Phase 2 results in bipolar mania are transformational for Rapport, accelerating our path to becoming an industry-leading precision neuroscience company. RAP-219 now has clinical proof-of-concept in two indications across neurology and psychiatry, giving us the opportunity to serve patients in two multibillion-dollar markets. We are building on this momentum, with a steady cadence of catalysts ahead. With the additional capital from our recent financing, we are well funded to deliver on the catalysts ahead and remain committed to delivering sustained value for both patients and shareholders.”

BUSINESS UPDATES

RAP-219 in Epilepsy

•
Phase 3 Program in Focal Onset Seizures (FOS). The FOCUS 1 and FOCUS 2 pivotal Phase 3 trials of RAP-219 in FOS are enrolling patients. Tenacia, Rapport’s partner in China, has initiated patient recruitment for the Phase 3 FOS program following China National Medical Products Administration (NMPA) approval of the Investigational New Drug (IND) application.
•
Open-Label Long-Term Safety Trial. Initial data from the open-label long-term safety trial in patients from the Phase 2a trial in FOS are expected in the fourth quarter of 2026.
•
Primary Generalized Tonic-Clonic Seizures (PGTCS). Rapport continues preparations to initiate a Phase 3 trial of RAP-219 in PGTCS in the first half of 2027.

RAP-219 in Bipolar Mania

•
Positive Phase 2 Topline Results. On October 20, 2026, the Company reported topline results from its randomized, double-blind, placebo-controlled Phase 2 trial of RAP-219 in adults with bipolar I disorder (BD) (N=253) experiencing an acute manic episode.

Exhibit 99.1

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The trial met its primary endpoint, with a statistically significant 3.1-point placebo-adjusted least squares (LS) mean improvement in Young Mania Rating Scale (YMRS) total score at Week 3 (p=0.045), and its pre-specified secondary endpoint, with a statistically significant 0.4-point improvement over placebo in Clinical Global Impression-Bipolar Version Severity of Mania score at Week 3 (p=0.024).
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RAP-219-treated patients had a 15.4-point LS mean reduction in YMRS total score from baseline at Week 3 (vs 12.3 points with placebo), consistent with the magnitude of improvement reported in recent trials of approved acute mania treatments.
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All 11 YMRS items improved on RAP-219 compared to placebo, with improvements in irritability, thought content, disruptive-aggressive behavior, and sexual interest reaching nominal significance (p<0.05).
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RAP-219 was well tolerated; all treatment-emergent adverse events (TEAEs) were mild or moderate and there were no serious adverse events. 3.2% of patients on RAP-219 discontinued due to a TEAE (vs 0.8% on placebo).
•
Regulatory Path and Phase 3 Plans. Rapport plans to meet with the U.S. Food and Drug Administration (FDA) in the first quarter of 2027 to discuss the Phase 2 data and registrational trial design for RAP-219 in adults experiencing acute mania associated with BD, with initiation of two Phase 3 trials in acute bipolar mania expected in the second half of 2027.

Additional Pipeline Updates

•
Long-Acting Injectable (LAI) Formulation. Development of an LAI formulation of RAP-219 continues, with Phase 1 pharmacokinetic data expected in the third quarter of 2027.
•
RAP-641 in chronic pain and migraine. The FDA has cleared the Company’s Investigational New Drug (IND) application for RAP-641, an α6β4 nicotinic acetylcholine receptor (nAChR) agonist, and the Company plans to initiate a Phase 1 clinical trial, with preliminary results expected in the second half of 2027.

Corporate Updates

•
Financing Completed. In October 2026, the Company completed (i) an underwritten public offering of common stock (including the full exercise of the underwriters’ option to purchase additional shares) at a public offering price of $21.00 per share and, in lieu of common stock to certain investors, pre-funded warrants to purchase common stock at a public offering price of $20.999 per pre-funded warrant, (ii) an underwritten public offering of 2.25% convertible senior notes due 2032, and (iii) the sale, in a concurrent private placement, of common stock at the public offering price. The aggregate net proceeds were approximately $410.7 million, after deducting underwriting discounts and commissions, placement agent fees and other offering expenses.
•
At-the-Market (ATM) Sale. In November 2026, the Company sold approximately $10 million of common stock under its ATM Program at a price of $25.05 per share, the prevailing market price at the time of sale.

THIRD QUARTER 2026 FINANCIAL RESULTS

•
Net Loss: Net loss for the third quarter of 2026 was $40.2 million, as compared to $26.9 million for the prior year period.

Exhibit 99.1

•
Research and Development (R&D) Expenses: R&D expense was $34.3 million for the third quarter of 2026, as compared to $22.3 million for the prior year period. The increase in R&D expense was primarily driven by operational costs related to clinical development of RAP-219, including the Phase 3 FOS program and completion of the bipolar mania Phase 2 trial, and costs to support the progression of the Company’s overall pipeline.
•
Selling, General and Administrative (SG&A) Expenses: SG&A expense was $9.8 million for the third quarter of 2026, as compared to $7.7 million for the prior year period. The increase in SG&A was primarily driven by costs associated with the growth of the business, including an increase in headcount and related compensation.
•
Cash Position: The Company ended the third quarter of 2026 with $395.0 million in cash, cash equivalents and short-term investments, excluding restricted cash, compared to $436.1 million as of June 30, 2026.
•
Cash Runway: The Company expects that cash, cash equivalents, and short-term investments as of September 30, 2026, together with net proceeds from the October and November 2026 financings and sales through its ATM program, will enable it to fund its operating expenses and capital expenditure requirements through the end of 2029.

Upcoming Milestones

•
RAP-219 FOS open-label long-term safety extension of Phase 2a trial: Initial data expected in fourth quarter of 2026.
•
RAP-219 in bipolar mania: End-of-Phase 2 meeting with the FDA expected in first quarter of 2027; initiation of two Phase 3 pivotal trials expected in second half of 2027.
•
RAP-219 in PGTCS: Phase 3 trial expected to begin in first half of 2027.
•
RAP-219 LAI: Phase 1 pharmacokinetic data expected in third quarter of 2027.
•
RAP-641: Phase 1 preliminary results expected in the second half of 2027.

1Unaudited, estimated cash, cash equivalents, and short-term investments, calculated as the Company’s cash balance as of September 30, 2026, plus approximately $420.7 million of proceeds from its recently closed equity and debt offerings in October 2026 and from sales under its ATM sales agreement in November 2026.

Exhibit 99.1

About RAP-219

RAP-219 is an investigational and potential first-in-class, clinical-stage TARPγ8-specific AMPA receptor (AMPAR) negative allosteric modulator (NAM). Whereas AMPARs are distributed widely in the central nervous system, the receptor associated protein (RAP) TARPγ8 is expressed only in discrete brain regions, including the hippocampus and neocortex, which are implicated in neurological and psychiatric disorders. By contrast, TARPγ8 has minimal expression in the hindbrain, where drug effects are often associated with intolerable adverse events. With this precision approach, the Company believes RAP-219 has the potential to provide a differentiated profile as compared to traditional neuroscience medications. The Company believes RAP-219’s selective targeting of TARPγ8 and the role of AMPA biology across multiple disorders give it pipeline-in-a-product potential. RAP-219 has demonstrated proof-of-concept in both focal onset seizures and bipolar mania, with Phase 3 trials ongoing and planned, respectively. A Phase 3 trial in primary generalized tonic-clonic seizures is also planned. A long-acting injectable formulation of RAP-219 is also in development and has potential to transform the treatment landscape for patients across indications and extend the product’s lifecycle.

About Rapport Therapeutics

Rapport Therapeutics is a clinical-stage biotechnology company dedicated to discovering and developing small molecule precision medicines for patients with neurological and psychiatric disorders. The Company’s founders made pioneering discoveries related to the function of receptor associated proteins (RAPs) in the brain, which form the basis of Rapport’s RAP technology platform. The platform enables a differentiated approach to generate precision small molecule product candidates with the potential to overcome many limitations of conventional neurology drug discovery. Rapport’s precision neuroscience pipeline includes the Company’s lead investigational drug, RAP-219, which is designed to achieve neuroanatomical specificity through selective targeting of a RAP expressed only in discrete regions of the brain. The pipeline is anchored by the Company’s epilepsy portfolio, including FOS and primary generalized tonic-clonic seizures, as well as bipolar mania. The Company is also advancing additional discovery and preclinical programs leveraging its platform, including in chronic pain and migraine and in hearing and vestibular disorders.

Availability of Other Information About Rapport Therapeutics

Rapport Therapeutics uses and intends to continue to use its Investor Relations website and LinkedIn (Rapport Therapeutics) as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s Investor Relations website and LinkedIn, in addition to following the Company’s press releases, SEC filings, public conference calls, presentations, and webcasts. The contents of the Company’s website or social media shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied

Exhibit 99.1

statements regarding: the clinical development of RAP-219 for the treatment of FOS, PGTCS and bipolar mania and the initiation, timing, progress, results and future data releases of our ongoing and planned clinical trials, including the long-term open-label extension of the Phase 2a trial in FOS, the FOCUS 1 and FOCUS 2 pivotal Phase 3 trials, the Phase 1 trial for a long-acting injectable formulation of RAP-219, the Phase 1 trial for RAP-641 and the Phase 3 trial of RAP-219 in PGTCS; expectations and timing of upcoming regulatory interactions, including an End-of-Phase 2 Meeting with the FDA for RAP-219 and the anticipated planning activities for a potential Phase 3 trial in bipolar mania; development of and expectations for a LAI formulation of RAP-219; the potential of the Company’s RAP technology platform; expectations for the efficacy, tolerability, and commercial potential of RAP-219; and expectations for the Company’s uses of capital, expenses and financial results, including its expectations regarding cash runway through the end of 2029.

Forward looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect Rapport’s business, operating results, financial condition and stock value. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to the Company’s research and development activities; Rapport’s ability to execute on its strategy including obtaining the requisite regulatory approvals on the expected timeline, if at all; uncertainties relating to preclinical and clinical development activities; the Company’s dependence on third parties to conduct clinical trials, manufacture its product candidates and develop and commercialize its product candidates, if approved; Rapport’s ability to attract, integrate and retain key personnel; risks related to the Company’s financial condition and need for substantial additional funds in order to complete development activities and commercialize a product candidate, if approved; risks related to regulatory developments and approval processes of the U.S. Food and Drug Administration and comparable foreign regulatory authorities; risks related to establishing and maintaining Rapport’s intellectual property protections; and risks related to the competitive landscape for Rapport’s product candidates; as well as other risks described in “Risk Factors,” in the Company’s Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in Rapport’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Rapport’s views only as of today and should not be relied upon as representing its views as of any subsequent date. Rapport expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law, and claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Investor Contact

Julie DiCarlo

Head of Communications & IR

Rapport Therapeutics

investors@rapportrx.com

Exhibit 99.1

Condensed Consolidated Balance Sheet Data

(In thousands)

(unaudited)

	September 30, 2026	December 31, 2025
Assets
Current assets
Cash and cash equivalents	$74,754	$52,645
Accounts receivable	171	—
Short-term investments	320,275	437,894
Restricted cash	105	105
Prepaid expenses and other current assets	12,076	7,917
Total current assets	407,381	498,561
Property and equipment, net	1,957	2,976
Operating lease right of use asset, net	8,125	9,909
Other assets	1,095	985
Total assets	$418,558	$512,431
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$1,718	$4,190
Accrued expenses and other current liabilities	16,259	12,104
Operating lease liability	2,325	2,755
Total current liabilities	20,302	19,049
Operating lease liability, net of current portion	7,066	8,729
Total liabilities	27,368	27,778
Common Stock	48	48
Additional paid-in capital	745,192	719,287
Accumulated other comprehensive income	(2,115)	546
Accumulated deficit	(351,935)	(235,228)
Total stockholders’ equity	391,190	484,653
Total liabilities and stockholders’ equity	$418,558	$512,431

Exhibit 99.1

Condensed Consolidated Statement of Operations

(In thousands, except share and per share data)

(unaudited)

	For the three months ended September 30,
	2026	2025
Operating expenses
Research and development	34,316	22,279
General and administrative	9,770	7,707
Total operating expenses	44,086	29,986
Loss from operations	(44,086)	(29,986)
Other income:
Interest income	3,851	3,061
Total other income	3,851	3,061
Net loss	$(40,235)	$(26,925)
Net loss per share attributable to common stockholders, basic and diluted	$(0.84)	$(0.71)
Weighted-average common shares outstanding, basic and diluted	47,768,633	37,931,170

Condensed Consolidated Statements of Cash Flows

(In thousands)

(unaudited)

	Three months ended September 30,
	2026	2025
Net cash used in operating activities	$(41,633)	$(17,465)
Net cash provided by investing activities	51,064	(56,776)
Net cash provided by (used in) financing activities	1,711	270,533
Net decrease in cash, cash equivalents and restricted cash	$11,142	$196,292